Exhibit 10.23.8

AMENDMENT TO
MACY’S, INC. 401(k) RETIREMENT INVESTMENT PLAN
The Macy’s, Inc. 401(k) Retirement Investment Plan (the “Plan”) is hereby amended, effective as of January 1, 2012 (and for the Plan’s plan years beginning on and after that date) and in order to set a new matching contribution formula to apply to certain of the Plan’s participants for the Plan’s plan years that begin on or after January 1, 2012 (subject to the Plan sponsor’s right to later amend or terminate the Plan), in the following respects.
1.    Section 6.1 of the Plan is amended in its entirety to read as follows.
6.1    Annual Amount of Matching Contributions. For each Plan Year which begins on or after January 1, 2012, the Employer shall contribute amounts to the Trust in addition to the Savings Contributions elected by Participants for such Plan Year. Such additional contributions shall be referred to in the Plan as “Matching Contributions.” Subject to the other provisions of the Plan, the amount of Matching Contributions which shall be made by the Employer for any Plan Year which begins on or after January 1, 2012 (for purposes of this Section 6.1, the “subject Plan Year”) shall be the amount determined under the following subsections of this Section 6.1.
6.1.1    Subject to the provisions of Subsection 6.1.3 below, the amount of the Matching Contributions to be made by the Employer for the subject Plan Year with respect to all Participants who are Old Match Eligible Participants for the subject Plan Year (as such Participants are determined under the provisions of Subsection 7.2.2(a) below) shall be equal to 10% of the aggregate amount of Basic Savings Contributions made for the subject Plan Year on behalf of all such Participants.
6.1.2    In addition and also subject to the provisions of Subsection 6.1.3 below, the amount of the Matching Contributions to be made by the Employer for the subject Plan Year with respect to all Participants who are New Match Eligible Participants for the subject Plan Year (as such Participants are determined under the provisions of Subsection 7.2.2(b) below) shall be equal to 50% of the aggregate amount of Basic Savings Contributions made for the subject Plan Year on behalf of all such Participants.
6.1.3    To the extent permitted by Section 9.5 below, any forfeitures arising during the subject Plan Year shall be used to reduce and be substituted in place of those Matching Contributions which are otherwise required or determined under the provisions of Subsections 6.1.1 and 6.1.2 above for the subject Plan Year. For purposes of Subsections 6.1.1 and 6.1.2 and also for purposes of Section 7.3 below (which concerns the allocation of Matching Contributions), any forfeitures (or other amounts) which are used to reduce and substitute for any amount of Matching Contributions for the subject Plan Year shall be considered as if they were such Matching Contributions for the subject Plan Year.
2.    Subsections 7.2.1, 7.2.2, and 7.2.3 of the Plan are amended in their entireties to read as follows.
7.2.1    The Committee shall establish and maintain a separate bookkeeping account, called herein a “Matching Account,” for each Participant. Except as otherwise provided in the Plan, the Committee shall allocate all Matching Contributions made to the Trust for any Plan Year which begins on or after January 1, 2012 among the Matching Accounts of all Participants who are Old Match Eligible Participants for such Plan Year (as such Participants are determined under the provisions of Subsection 7.2.2(a) below) and all Participants who are New Match Eligible Participants for such Plan Year (as such Participants are determined under the provisions of Subsection 7.2.2(b) below) in accordance with the allocation methods described in Subsection 7.2.3 below, as of the last day of such Plan Year.
7.2.2    For purposes of this Section 7.2 and all other provisions of the Plan, (i) a Participant shall be deemed to be an “Old Match Eligible Participant” for any Plan Year which begins on or after January 1, 2012 if he or she meets the conditions set forth in paragraph (a) of this Subsection 7.2.2 and (ii) a Participant shall be deemed to be a “New Match Eligible Participant” for any Plan Year which begins on or after January 1, 2012 if he or she meets the conditions set forth in paragraph (b) of this Subsection 7.2.2. Further, one condition set forth in such paragraphs (a) and (b) for being either an Old Match Eligible Participant or a New Match Eligible Participant for any Plan Year which begins on or after January 1, 2012 is that he or she be a “Match Eligible Participant” for such Plan Year; and, for this purpose, a Participant shall be deemed to be a “Match Eligible Participant” for any Plan Year which begins on or after January 1, 2012 if he or she meets the conditions set forth in paragraph (c) of this Subsection 7.2.2.
(a)    For purposes of this Section 7.2 and all other provisions of the Plan, a Participant shall be deemed to be an “Old Match Eligible Participant” for any Plan Year that begins on or after January 1, 2012 (for purposes of this paragraph (a), the “subject Plan Year”), if, and only if, he or she meets all of the following conditions: (i) he or she is a Match Eligible Participant for the subject Plan Year (as determined under the provisions of paragraph (c) below); (ii) he or she was both a Participant and a Covered Employee on December 31, 2011; and (iii) if the subject Plan Year begins after December 31, 2012, he or she was both a Participant and Covered Employee on the last day of each Plan Year which began after December 31, 2011 and prior to the start of the subject Plan Year.
(1)    But, notwithstanding the first sentence of this paragraph (a), the first sentence of this paragraph (a) shall not apply to any Participant who is a collectively bargained employee on the last day of the subject Plan Year unless and except to the extent otherwise provided in the subparagraphs (2) and (3) below. For purposes of this subparagraph (1) and subparagraphs (2) and (3) below, a “collectively bargained employee” means a Covered Employee who is included in a unit of employees covered by a collective bargaining agreement between employee representatives and the Employer.
(2)    The provisions of the first sentence of this paragraph (a) shall apply to any Participant who is a collectively bargained employee and represented by Local 1-S of the Retail, Wholesale, Department Store Workers Union, AFL-CIO (for purposes of this subparagraph (2) and subparagraph (3) below, “Local 1-S”) on the last day of the subject Plan Year, but only by first substituting “any date that occurs in the period beginning December 31, 2011 and ending June 30, 2012” for each reference to “December 31, 2011” that appears in such paragraph (a).
(3)    Further, the provisions of the first sentence of this paragraph (a) shall apply to any Participant who is a collectively bargained employee, but not represented by Local 1-S, on the last day of the subject Plan Year if a collective bargaining agreement that then covers the terms and conditions of his or her employment with the Employer provides for his or her participation in the Plan on the same basis as if he or she were not such a collectively bargained employee or if and to the extent a collective bargaining agreement that then covers the terms and conditions of his or her employment with the Employer calls for the provisions of the first sentence of this paragraph (a) to apply to him or her (as such provisions may be adjusted by the terms of such collective bargaining agreement, in which case such collective bargaining agreement terms shall be deemed incorporated herein by reference).
(b)    Also for purposes of this Section 7.2 and all other provisions of the Plan, a Participant shall be deemed to be a “New Match Eligible Participant” for any Plan Year that begins on or after January 1, 2012 (for purposes of this paragraph (b), the “subject Plan Year”), if, and only if, he or she is a Match Eligible Participant for the subject Plan Year (as determined under the provisions of paragraph (c) below) but is not an Old Match Eligible Participant for the subject Plan Year (as determined under the provisions of paragraph (a) above).
(c)    Further, for purposes of this Section 7.2 and all other provisions of the Plan, a Participant shall be deemed to be a “Match Eligible Participant” for any Plan Year which begins on or after January 1, 2012 (for purposes of this paragraph (c), the “subject Plan Year”) if, and only if, he or she meets all of the following conditions: (i) he or she makes Basic Savings Contributions for the subject Plan Year; (ii) he or she is a Covered Employee on the last day of the subject Plan Year; and (iii) he or she makes during the subject Plan Year no withdrawal of Basic Savings Contributions for the subject Plan Year from his or her Savings Account.
7.2.3    The Matching Contributions made to the Trust for any Plan Year which begins on or after January 1, 2012 (for purposes of this Subsection 7.2.3, the “subject Plan Year”) shall be allocated among the Matching Accounts of the Participants who are Match Eligible Participants for the subject Plan Year (as determined under the provisions of Subsection 7.2.2(c) above) in accordance with paragraphs (a) and (b) of this Subsection 7.2.3.
(a)    The Matching Contributions made to the Trust for the subject Plan Year with respect to Old Match Eligible Participants (which contributions are made under the provisions of Subsection 6.1.1 above) shall be allocated among the Matching Accounts of the Participants who are Old Match Eligible Participants for the subject Plan Year (as determined under the provisions of Subsection 7.2.2(a) above) in proportion to each such Old Match Eligible Participant’s Basic Savings Contributions made for the subject Plan Year, so that, taking into account the provisions of Subsection 6.1.1 above, each such Old Match Eligible Participant’s Matching Account shall be allocated with an amount of Matching Contributions for the subject Plan Year that is equal to 10% of the Old Match Eligible Participant’s Basic Savings Contributions made for the subject Plan Year.
(b)    Further, the Matching Contributions made to the Trust for the subject Plan Year with respect to New Match Eligible Participants (which contributions are made under the provisions of Subsection 6.1.2 above) shall be allocated among the Matching Accounts of the Participants who are New Match Eligible Participants for the subject Plan Year (as determined under the provisions of Subsection 7.2.2(b) above) in proportion to each such New Match Eligible Participant’s Basic Savings Contributions made for the subject Plan Year, so that, taking into account the provisions of Subsection 6.1.2 above, each such New Match Eligible Participant’s Matching Account shall be allocated with an amount of Matching Contributions for the subject Plan Year that is equal to 50% of the New Match Eligible Participant’s Basic Savings Contributions made for the subject Plan Year.
IN ORDER TO EFFECT THE FOREGOING PLAN REVISIONS, the sponsor of the Plan hereby signs this Plan amendment.
MACY’S, INC.
By: /s/ David W. Clark
Title: EVP, Human Resources
Date: December 2, 2011